(logo)

The Argentina Fund, Inc.
Semiannual Report

April 30, 1999

A closed-end investment company
seeking long-term capital appreciation
through investments primarily in the
equity securities of Argentine issuers.

(logo) The Argentina Fund, Inc.
================================================================================
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o  investments in a broad spectrum of Argentine industries

o  non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy


General Information
================================================================================
Executive Offices

      The Argentina Fund, Inc.
      345 Park Avenue
      New York, NY 10154

      For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

      For account information: 1-800-426-5523

      EquiServe
      Investor Relations Department
      P.O. Box 8200
      Boston, MA 02266-8200

Legal Counsel

      Willkie Farr & Gallagher

Custodian

      Brown Brothers Harriman & Co.

Independent Accountants

      PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- AF


Contents
================================================================================
In Brief ............................ 3
Letter to Shareholder ............... 3
Investment Summary .................. 6
Portfolio Summary ................... 7
Investment Portfolio ................ 8
Financial Statements ................11
Financial Highlights ................14
Notes to Financial Statements........15
Report of Independent Accountants....19
Stockholder Meeting Results..........20
Dividend Reinvestment and
   Cash Purchase Plan ...............21
Investment Manager...................23
Directors and Officers...............24



Net Asset Value

The Fund's net asset value is listed in the following publications:

  The Wall Street Journal (Mondays)
  The New York Times
  Barron's
  The Financial Times



--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

(logo)The Argentina Fund, Inc.
In Brief
================================================================================

o Although improved investor sentiment sparked a rally in stock prices during the latter half of the reporting period, the market's rise does not necessarily reflect the economic difficulties that still need to be addressed.

o The Fund continued to focus on companies whose revenues tend to remain relatively stable amidst economic fluctuations, such as those in the energy and communications sectors.


(logo)Letter to Shareholders
================================================================================

Dear Shareholders:

Stocks in Argentina have endured a period of high volatility over the past six months. After rising sharply in November and December as the global financial markets recovered from the shocks of early fall, Latin markets rapidly retraced their gains in early January once it became evident that Brazil would devalue its currency. Since then, equities have surged as optimism has increased regarding Brazil's ability to withstand the inflationary effects of its devaluation. In addition, interest rates in Brazil have fallen sharply, taking pressure off the entire region. With an improving economic scenario in the Southern Cone, the attractive valuations of leading Argentine companies led to renewed investor interest in the final three months of the period. Against this backdrop, the Argentina Fund's shares listed on the New York Stock Exchange closed at $12.50 per share on April 30, representing a return of 37.06% for the six-month period. The Fund's net asset value rose 22.89% over the same period, trailing the 27.27% return of its unmanaged benchmark, the IFC Argentina Global Total Return Index. The Fund's market price reflected a 17.55% discount to NAV as of April 30.

Market Environment

Despite the recent recovery in stock prices, Argentina's economy continues to be constrained by the recessionary environment in Chile and Brazil, the ongoing weakness in commodity prices, and the absence of domestic credit expansion. These problems have resulted in negative economic growth over the last two quarters, and the country is not projected to pull out of its recession until at least the third quarter of 1999. Given Argentina's slowdown in lending, continued high unemployment, and lack of progress on labor and tax reform, the country's anemic growth has brought the economic policies of the government back into focus. Much of the discussion has centered on the currency board system and the peso's peg to the U.S. dollar, since the peso has strengthened significantly against the currencies of Brazil and Chile following their recent devaluations. While we agree with the assessment of many economists that a devaluation is not an effective solution for Argentina's ills, it is clear that the government will have to forcefully address the country's economic woes in order to withstand increasing pressures on the currency.

Unfortunately, many of the factors necessary for a resumption of economic growth are outside of Argentina's control. Due to the closer ties that have developed with Chile and Brazil following the Mercosur Trade Agreement, the economy has become increasingly reliant on economic recovery in those two countries. While we believe that such a rebound may be underway, Brazil's economy remains in a tenuous state. Argentina's high level of dollar-denominated debt on both the sovereign and corporate levels also continues to be a problem, and higher rates in the United States have an immediate impact on both the economy and the financial markets. In addition, an unforeseen consequence of foreign institutions acquiring dominant local banks has been that credit expansion is

(logo)The Argentina Fund, Inc.
Letter to Shareholders
===============================================================================

increasingly linked to global, as well as domestic concerns. Finally, ongoing global growth leading to a sustained recovery in commodity prices will be necessary for growth to resume in Argentina.

With presidential elections coming up in October, market participants are also concerned about the effects the political transition will have on the Convertibility Plan. Such fears are exacerbated by the fact that elections have often been a source of instability in Latin America. This, combined with the country's economic situation, has increased concerns about the government's commitment to maintaining the peg to the dollar. While there appears to be no difference in opinion among presidential candidates on the need to keep the currency board regime in place, discussions of modifications to the Convertibility Law, including the "dollarization" of the economy, have arisen. Any uncertainty on this front will result in ongoing volatility for the country's financial markets as the year progresses.

Beyond these economic and political developments, the most significant event in the stock market recently was the cash tender offer made by Repsol (of Spain) for YPF S.A. shares at a price of $44.78, a 35% premium to the company's market value on the day of the announcement. The Fund's top holding, YPF has risen sharply on investors' anticipation that the offer will prove successful. While much of the freed-up cash will not be reinvested in Argentine shares, local investors, pension funds, and The Argentina Fund will be looking to reinvest in the Argentine market. There is evidence that the new liquidity will have a positive impact on share prices, but at this juncture it is difficult to ascertain what the absence of YPF will mean for the Argentine stock market. Although it may result in a deeper market by providing more liquidity to existing shares, it also could result in lower overall volume on the local exchange. In the short term, however, the tender offer has had a decidedly positive impact on the Fund.

Portfolio Strategy

The Argentina Fund remains committed to investing in well-managed companies with significant comparative advantages derived from their franchise value, pricing power, dollar-linked revenues, or emphasis on the natural resource base of the country. We believe that our focus on companies with strong cash flow and healthy balance sheets helps minimize the risks associated with investing in the emerging markets. As the universe of companies that possess these characteristics tends to remain stable over time, the Fund's portfolio turnover is low. Our principal sector weightings continue to be in energy and communications, where revenues are less dependent on the external environment. During the period, we added to our holdings in the oil and gas sectors, primarily YPF and Petrobras, due to their improved outlook and the positive impact of rising energy prices. Our holding in Banco de Galicia y Buenos Aires, the last domestically owned commercial bank, was increased, and we initiated a position in Compania Cervecerias Unidas, the largest Chilean beer manufacturer with extensive operations in Argentina. Valuation concerns prompted us to sell our position in Astra and reduce our holdings in Banco Rio de Plata. In addition, we sold our private placement in Electricidad Argentina S.A., an electric distribution company, due to a lack of liquidity and opportunities to deploy the cash elsewhere.

Soft Dollar Disclosure

The Board of Directors of the Fund has approved a soft dollar policy that authorizes the Adviser to enter into arrangements with certain brokers or dealers. Pursuant to the policy, the Adviser may, when it can be done consistently with its policy of obtaining best execution, direct a portion of the Fund's brokerage transactions to such brokers or dealers in exchange for research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Research services obtained by the Adviser may, in appropriate

(logo)The Argentina Fund, Inc.
Letter to Shareholders
===============================================================================

circumstances, be used for the benefit of other clients of the Adviser as well as the Fund. As permitted by Section 28(e), the Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker or dealer might charge for executing the same transaction. Therefore, the Fund may pay higher brokerage rates than could be obtained if the Adviser were not entering into soft dollar arrangements.

Year 2000 Issue

Like other registered investment companies and business organizations worldwide, the Fund could be adversely affected if computer systems upon which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on or after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser commenced a review of the Year 2000 Issue and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Outlook

Despite the difficulties in Argentina, we remain confident in the country's long-term economic potential. We will continue to pursue a strategy that incorporates intensive fundamental analysis and an extended investment horizon in order to find the best companies in the region. While it is likely that volatility will continue to play a major role in Latin America's stock markets in the months ahead, we believe that our strategy of investing in companies that are able to prosper in any environment will continue to benefit shareholders of the Fund.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

[logo] The Argentina Fund, Inc.
Investment Summary as of April 30, 1999
-------------------------------------------------------------------------------

Historical
Information                             Total Return (%)
Life of Fund   ---------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)
               -------------------   --------------------   -------------------
                           Average                Average               Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual
               -------------------   --------------------   -------------------
Current Quarter   47.06         --      37.69          --      45.25         --
One Year            .04        .04      -1.11       -1.11      -1.58      -1.58
Three Year         9.50       3.07      27.80        8.52      30.48       9.27
Five Year          2.11        .42      30.66        5.49      40.12       6.98
Life of Fund*     29.27       3.47      71.35        7.42      68.35       7.19

-------------------------------------------------------------------------------

Per Share Information and Returns (a)

Yearly periods ended April 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                      1992*    1993    1994    1995    1996    1997    1998    1999
                     ---------------------------------------------------------------
Net Asset Value...   $12.68   $ 9.64  $13.98  $10.60  $13.12  $14.98  $16.18  $15.16
Income Dividends..   $  .06   $  .05  $  .14  $  .27  $  .33  $  .33  $  .25  $  .45
Capital Gains
Distributions.....   $   --   $  .09  $  .02  $  .46  $   --  $   --  $   --  $   --
Total Return (%)..    13.81   -23.01   46.38  -19.48   26.97   17.13   10.33   -1.11

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) IFC Argentina Global Total Return Index U.S.$.

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991

    Past results are not necessarily indicative of future performance of the fund.

[logo] The Argentina Fund, Inc.
Portfolio Summary as of April 30, 1999
--------------------------------------------------------------------------------

Diversification

     Equity Securities  97%
     Cash Equivalents    3%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------

Sectors   Sector breakdown of the Fund's equity securities

     Energy             33%
     Communications     23%
     Financial          14%
     Consumer Staples   11%
     Metals & Minerals   7%
     Utilities           7%
     Construction        3%
     Transportation      1%
     Other               1%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------

Ten Largest Equity Holdings (72% of Portfolio)

 1. YPF S.A.

 2. Telecom Argentina S.A.

 3. Telefonica de Argentina S.A.

 4. Perez Companc S.A.

 5. Inversiones y Representaciones S.A.

 6. Banco de Galicia y Buenos Aires

 7. Quilmes Industrial S.A.

 8. Loma Negra Cia. S.A.

 9. Transportadora de Gas del Sur

10. Siderar SAIC

(logo)  The Argentina Fund, Inc.
Investment Portfolio as of April 30, 1999

-----------------------------------------------------------------------------------------------------------------
                                                                                        Principal        Market
                                                                                       Amount ($)       Value ($)
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.1%

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 4/30/1999 at 4.87%, to be repurchased at $4,395,783 on 5/3/1999, collateralized by a $4,404,000
  U.S. Treasury Note, 3.875%, 1/15/2009 (Cost $4,394,000) ..........................    4,394,000    4,394,000
                                                                                                     ---------
-----------------------------------------------------------------------------------------------------------------

Preferred Stocks 1.4%
                                                                                           Shares
                                                                                           ------
Communications

Telephone/Communications
Nortel Inversora "A" (ADS) (b) .....................................................       47,423      512,643
Nortel Inversora "B" (ADR) .........................................................       88,685    1,441,131
                                                                                                     ---------
Total Preferred Stocks (Cost $1,639,188) ...........................................                 1,953,774
                                                                                                     ---------
-----------------------------------------------------------------------------------------------------------------

Common Stocks 95.5%

Consumer Discretionary 0.1%

Specialty Retail
Grimoldi S.A. "B"* (b) .............................................................      103,822      145,410
                                                                                                     ---------
Consumer Staples 10.6%

Alcohol & Tobacco 5.7%
Companhia Cervejaria Brahma (ADR) (c) ..............................................      177,500    1,730,625
Massalin Particulares S.A. (b) .....................................................      574,972    3,566,289
Nobleza Piccardo S.A ...............................................................      850,919    2,809,184
                                                                                                     ---------
                                                                                                     8,106,098
                                                                                                     ---------
Food & Beverage 4.9%
CINBA S.A ..........................................................................      254,323      178,099
Companhia Cervecerias Unidas S.A. (ADR) (d) ........................................       18,000      442,125
Cresud S.A. Comercial ..............................................................      600,217      678,523
Quilmes Industrial S.A .............................................................      569,250    5,123,250
Quilmes Industrial S.A. (ADR) ......................................................       20,000      218,750
Quimica Estrella "B"* (b) ..........................................................      227,160      274,976
                                                                                                     ---------
                                                                                                     6,915,723
                                                                                                     ---------
Communications 21.0%

Telephone/Communications
Telecom Argentina S.A. "B" (ADR) ...................................................      461,232   15,912,504
Telefonica de Argentina S.A. "B" ...................................................    2,698,000   10,040,677

    The accompanying notes are an integral part of the financial statements.

                                       8

(logo) The Argentina Fund, Inc.
Investment Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Market
                                                                                                           Shares     Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Telefonica de Argentina S.A. "B" (ADR) ..............................................................      100,000    3,737,500
                                                                                                                     ----------
                                                                                                                     29,690,681
                                                                                                                     ----------
Financial 13.4%

Banks 8.3%
Banco de Galicia y Buenos Aires "B" .................................................................      985,727    5,670,255
Banco Frances del Rio de la Plata ...................................................................      382,266    3,231,473
Banco Itau S.A. (pfd.) (c) ..........................................................................    3,360,000    1,780,132
Banco Rio de la Plata S.A. (ADR)* ...................................................................       77,000      996,189
                                                                                                                     ----------
                                                                                                                     11,678,049
                                                                                                                     ----------
Other Financial Companies 0.8%
BI S.A. "A" (b) .....................................................................................    1,000,000    1,169,000
                                                                                                                     ----------
Real Estate 4.3%
Inversiones y Representaciones S.A. (GDR) ...........................................................      180,647    6,051,675
                                                                                                                     ----------
Durables 0.5%

Automobiles
Mirgor Sacifia "C" (b) ..............................................................................       41,000      391,300
Mirgor Sacifia "C" (ADR) ............................................................................      350,000      301,000
                                                                                                                     ----------
                                                                                                                        692,300
                                                                                                                     ----------
Manufacturing 0.5%

Chemicals
Atanor S.A. "D"* ....................................................................................      992,289      694,887
                                                                                                                     ----------

Energy 32.2%

Oil & Gas Production 7.6%
Perez Companc S.A. "B" ..............................................................................    1,712,872   10,624,162
                                                                                                                     ----------

Oil Companies 24.6%
Petroleo Brasileiro S.A. (ADR) (c) ..................................................................      130,000    2,071,550
Petroleo Brasileiro S.A. (pfd.) (c) .................................................................   12,000,000    1,943,408
YPF S.A. "D" (ADR) ..................................................................................      730,000   30,660,000
                                                                                                                     ----------
                                                                                                                     34,674,958
                                                                                                                     ----------
Metals & Minerals 6.4%

Steel & Metals
Acindar .............................................................................................      480,000      715,493
Dalmine Siderca .....................................................................................    2,420,505    4,164,976


    The accompanying notes are an integral part of the financial statements.

                                       9

(logo)  The Argentina Fund, Inc.
Investment Portfolio
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Market
                                                                                                           Shares       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Siderar SAIC "A" ....................................................................................     1,360,361     4,191,630
                                                                                                                       ----------
                                                                                                                        9,072,099
                                                                                                                       ----------
Construction 3.2%

Building Materials
Loma Negra Cia. S.A. (b) ............................................................................       150,624     4,518,720
                                                                                                                      -----------
Transportation 0.6%

Airlines
Linea Aerea Nacional de Chile (ADR) (d) .............................................................       115,200       878,400
                                                                                                                      -----------

Utilities 7.0%

Electric Utilities 0.9%
Capex S.A. "A"* .....................................................................................       272,700     1,214,013
Empresa Nacional de Electricidad (ADR) (d) ..........................................................        10,000       140,000
                                                                                                                      -----------
                                                                                                                        1,354,013
                                                                                                                      -----------

Natural Gas Distribution 6.1%
Gas Natural Ban S.A .................................................................................       615,184     1,181,638
MetroGas S.A. "B" (ADR) .............................................................................       377,475     3,161,353
Transportadora de Gas del Sur "B" ...................................................................     2,256,215     4,311,138
                                                                                                                       ----------
                                                                                                                        8,654,129
                                                                                                                       ----------
Total Common Stocks (Cost $105,912,532)                                                                               134,920,304
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $111,945,720) (a) ........................................                 141,268,078
                                                                                                                      ===========
---------------------------------------------------------------------------------------------------------------------------------

Notes to Investment Portfolio

    * Non-income producing security.
  (a) The cost for federal income tax purposes was $112,108,575. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $29,159,503. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $38,968,795, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
      $9,809,292.
  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to
      $10,578,338 (7.51% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated
      $11,835,014. These securities may also have certain restrictions as to resale.
  (c) Investments in Brazilian companies aggregating $7,525,715 (5.35% of net assets).
  (d) Investments in Chilean companies aggregating $1,460,525 (1.04% of net assets).

(logo)  The Argentina Fund, Inc.
Financial Statements

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 April 30, 1999
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $111,945,720)   $ 141,268,078
Cash ................................................             654
Dividends and interest receivable ...................         173,448
                                                        -------------
Total assets ........................................     141,442,180
                                                        -------------
LIABILITIES
Payable for investments purchased ...................         379,750
Accrued management fee ..............................          99,374
Other payables and accrued expenses .................         175,795
                                                        -------------
Total liabilities ...................................         654,919
                                                        -------------
Net assets, at market value .........................   $ 140,787,261
                                                        =============
NET ASSETS
Net assets consist of:
Undistributed net investment income .................         395,636
Net unrealized appreciation (depreciation) from:
   Investments ......................................      29,322,358
   Foreign currency related transactions ............           3,308
Accumulated net realized gain (loss) ................      (3,085,582)
Paid-in capital .....................................     114,151,541
                                                        -------------
Net assets, at market value .........................   $ 140,787,261
                                                        =============
Net asset value per share ($140,787,261 / 9,284,370
  shares of common stock issued and outstanding,
  $.01 par value, 100,000,000 shares authorized).....          $15.16
                                                            =========

    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------

(logo)  The Argentina Fund, Inc.
Financial Statements

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Statement of Operations
Six Months Ended April 30, 1999
-----------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of foreign taxes withheld of $13,022) ...................   $  2,944,345
Interest ...............................................................        138,916
                                                                           ------------
                                                                              3,083,261
                                                                           ------------
Expenses:
Management fee .........................................................        588,333
Custodian and accounting fees ..........................................        125,415
Directors' fees and expenses ...........................................         27,986
Reports to shareholders ................................................         36,644
Auditing ...............................................................         33,751
Services to shareholders ...............................................         18,697
Legal ..................................................................          6,541
Other ..................................................................         32,211
                                                                           ------------
                                                                                869,578
                                                                           ------------
Net investment income ..................................................      2,213,683
                                                                           ------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ............................................................     (1,015,394)
Foreign currency denominated transactions (including CPMF tax of $1,222)        (19,317)
                                                                           ------------
                                                                             (1,034,711)
                                                                           ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ............................................................     22,930,350
Foreign currency denominated transactions ..............................          3,644
                                                                           ------------
                                                                             22,933,994
                                                                           ------------
Net gain (loss) on investment transactions .............................     21,899,283
                                                                           ------------
Net increase (decrease) in net assets resulting from operations ........   $ 24,112,966
                                                                           ============

    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------

(logo)  The Argentina Fund, Inc.
Financial Statements

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                                                 Six Months         Year Ended
                                                                                     Ended           October 31,
                                                                                 April 30, 1999          1998
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ..........................................................  $   2,213,683    $   3,656,073
Net realized gain (loss) from investment transactions ..........................     (1,034,711)      (2,022,234)
Net unrealized appreciation (depreciation) on investment transactions
   during the period............................................................     22,933,994      (13,962,864)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations ................     24,112,966      (12,329,025)
                                                                                  -------------    -------------
Distributions to shareholders from net investment income .......................     (4,172,863)      (2,316,679)
                                                                                  -------------    -------------
Net asset value of shares issued to shareholders in reinvestment
   of distributions ............................................................         92,168           73,374
                                                                                  -------------    -------------
Increase (decrease) in net assets ..............................................     20,032,271      (14,572,330)
Net assets at beginning of period ..............................................    120,754,990      135,327,320
                                                                                  -------------    -------------
Net assets at end of period (including undistributed net investment
   income of $395,636 and $2,354,816, respectively).............................  $ 140,787,261    $ 120,754,990
                                                                                  =============    =============
Other Information
Increase (decrease) in Fund Shares
Shares outstanding at beginning of period ......................................      9,273,029        9,266,717
Shares issued to shareholders in reinvestment of distributions .................         11,341            6,312
                                                                                  -------------    -------------
Shares outstanding at end of period ............................................      9,284,370        9,273,029
                                                                                  =============    =============


     The accompanying notes are an integral part of the financial statements
-----------------------------------------------------------------------------------------------------------------------

(logo)  The Argentina Fund, Inc.
Financial Highlights

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 The following table includes selected data for a share  outstanding  throughout each  period  and other  performance  information  derived  from the  financial statements and market price data.
------------------------------------------------------------------------------------------------------------------------

                                               Six Months                       Years Ended October 31,
                                                 Ended       -----------------------------------------------------------
                                             April 30, 1999     1998        1997        1996       1995        1994
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ......     $ 13.02      $ 14.60     $ 12.70     $ 10.27    $ 14.53     $ 12.69
                                                -------      -------     -------     -------    -------     -------
Income (loss) from investment operations:
  Net investment income (a)................         .24          .39         .30         .26        .31         .21
  Net realized and unrealized gain (loss)
     on investment transactions............        2.35       (1.72)        1.93        2.50     (3.84)        1.83
                                                -------      -------     -------     -------    ------      -------
Total from investment operations...........        2.59       (1.33)        2.23        2.76     (3.53)        2.04
                                                -------      -------     -------     -------    ------      -------
Less distributions from:
  Net investment income....................       (.45)        (.25)       (.33)       (.33)      (.27)       (.14)
  Net realized gains on investment
   transactions............................          --           --          --          --      (.46)       (.02)
                                                -------      -------     -------     -------    ------      -------
Total distributions                               (.45)        (.25)       (.33)       (.33)      (.73)       (.16)
                                                -------      -------     -------     -------    ------      -------
Antidilution resulting from offering of
  second tranche...........................          --           --          --          --        --         .04
                                                -------      -------     -------     -------    ------      -------
Second tranche offering costs                        --           --          --          --        --        (.08)
                                                -------      -------     -------     -------    ------      -------
Net asset value, end of period                  $ 15.16      $ 13.02     $ 14.60     $ 12.70    $ 10.27    $ 14.53
                                                =======      =======     =======     =======    =======    =======
Market value, end of period                     $ 12.50      $  9.63     $ 12.31     $ 11.50    $ 10.13    $ 14.63
                                                =======      =======     =======     =======    =======    =======
Total Return
Per share market value (%).................     37.06**      (20.15)        9.84       16.52    (26.48)        5.45
Per share net asset value (%) (b)..........     22.89**       (8.90)       17.94       26.86    (24.94)       15.58
Ratios and Supplemental Data
Net assets, end of period ($ millions).....         141          121         135         118         95         134
Ratio of operating expenses to average
  net assets (%)...........................       1.53*         1.48        1.71        1.90       1.98        1.87
Ratio of net investment income to
  average net assets (%)...................       3.90*         2.75        1.96        2.11       2.71        1.48
Portfolio turnover rate (%)................        7.7*         14.1        32.0        19.0       25.0        16.7

(a)   Based on monthly average shares outstanding during the period.
(b)   Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
*     Annualized
**    Not annualized

     ------------------------------------------------------------------------------------------------------------------------

(logo)The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and

(logo)The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================
losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At April 30, 1999, the exchange rate for the Argentine peso was U.S. $1 to .9950 Argentine peso.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. The Fund paid no U.S. federal income taxes, and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. As of October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $2,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($6,000) and October 31, 2006 ($1,994,000), the respective expiration dates, whichever occurs first.

The Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) from foreign currency related transactions.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from

(logo)The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================
distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ---------------------------------

During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $7,344,049 and $4,299,394, respectively.

C. Related Parties
   ---------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the agreement. The management fee payable under the agreement is equal to an annual rate of 1.04% of the Fund's average weekly net assets and payable monthly. For the six months ended April 30, 1999, the fee pursuant to the Agreement amounted to $588,333, of which $99,374 is unpaid at April 30, 1999.

Effective December 28, 1998, the Sub-Advisory Contract (the "Sub-Advisory Contract") with Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") expired. The Argentine Adviser provided such information, investment recommendations, advice and assistance as the Manager may have from time to time requested. From November 1, 1997 through December 28, 1998, the Manager agreed to pay the Argentine Adviser a monthly fee, equal to an annualized rate of 0.16% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $41,635, of which $13,982 is unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended April 30, 1999 the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at April 30, 1999.

The Fund pays each Director not affiliated with the Manager or the Argentine Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $27,986.

(logo)The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================
D. Foreign Investment and Exchange Controls in Argentina
   -----------------------------------------------------

Investing in Argentina may involve considerations not typically associated with investing in securities issued by U.S. companies, such as more volatile prices and less liquid securities.

Foreign investment in Argentina is regulated by the Foreign Investment Law and the Economic Emergency Law. In general, there are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are few restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies. There can be no guarantee, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

(logo)The Argentina Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and the Shareholders of The Argentina Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Argentina Fund, Inc. (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
June 10, 1999

(logo)The Argentina Fund, Inc.
Stockholder Meeting Results
================================================================================

A Special Meeting of Stockholders (the "Meeting") of The Argentina Fund Fund, Inc. (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).


1. To approve a new Investment Advisory, Management and Administration Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         4,710,953           802,607           25,997               0


2. To approve a new Research and Advisory Agreement between Scudder Kemper Investments, Inc. and Sociedad General de Negocios y Valores S.A.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         4,708,218           805,412           25,927               0




--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(logo)The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

  The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

  Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

  Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

  If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

  If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

  Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the

(logo)The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

  The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

  There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

  With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

  Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

  The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

  A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

  If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

  You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

(logo)The Argentina Fund, Inc.
Investment Manager
================================================================================

  The investment manager of The Argentina Fund, Inc., is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in London, Switzerland, and Tokyo.

  The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

  The Manager also manages the assets of five other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder New Europe Fund, Inc.

(logo)The Argentina Fund, Inc.
Directors and Officers
================================================================================

NICHOLAS BRATT*
   Chairman of the Board, President, and Director

JAVIER A. GONZALEZ FRAGA
   Director

RONALDO A. DA FROTA NOGUEIRA
   Director

WILSON NOLEN
   Director

DR. SUSAN KAUFMAN PURCELL
   Director

JOSE E. ROHM
   Honorary Director

JUDITH A. HANNAWAY*
   Vice President

LUIS R. LUIS*
   Vice President

ANN M. MCCREARY*
   Vice President

PAUL H. ROGERS*
   Vice President

BRUCE H. GOLDFARB*
   Vice President and Assistant Secretary

PAUL J. ELMLINGER*
   Vice President and Assistant Secretary

KATHRYN L. QUIRK*
   Vice President and Assistant Secretary

JOHN R. HEBBLE*
   Treasurer

CAROLINE PEARSON*
   Assistant Secretary


* Scudder Kemper Investments, Inc.